ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT C

The Commodore Majesty®

Individual Flexible Premium Deferred Variable Annuities

Supplement Dated May 1, 2015 to

The Commodore Majesty Prospectus Dated May 1, 2010

The information in this Supplement updates and otherwise supplements The Commodore Majesty Prospectus dated May 1, 2010 (the “2010 Majesty Prospectus”). Please read this Supplement carefully and retain it for future reference. Unless otherwise indicated, terms used in this Supplement have the same meaning as in the 2010 Majesty Prospectus.

The Commodore Majesty Prospectus currently includes the documents listed below.

•	2010 Majesty Prospectus including the 2010 Supplemental Prospectus-Guaranteed Withdrawal Benefit Riders (“2010 GWB Rider Supplement”)

•	Supplement dated May 1, 2015 to the 2010 Majesty Prospectus

Note: The 2010 GWB Rider Supplement applies only to Contracts issued before June 1, 2009 with a guaranteed withdrawal benefit rider.

The financial statements of Annuity Investors Variable Account C for the year ended December 31, 2014, accompany this Supplement.

How to Get Copies of Compliance Documents and Financial Statements

You can access the documents listed below by visiting our website at www.gaig.com/annuities/pages/variable-compliance-docs.aspx.

•	The Commodore Majesty Prospectus Dated May 1, 2010

Note: This prospectus includes the Supplemental Prospectus Dated May 1, 2010 for Contracts Issued Before June 1, 2009 with the Guaranteed Lifetime Withdrawal Benefit Rider or the Guaranteed Minimum Withdrawal Benefit Rider.

•	Supplement Dated May 1, 2015 to The Commodore Majesty Prospectus Dated May 1, 2010

•	The Commodore Majesty Statement of Additional Information Dated May 1, 2010

•	Supplement Dated May 1, 2015 to The Commodore Majesty Statement of Additional Information Dated May 1, 2010

•	Financial Statements—Annuity Investors Variable Account C—Year Ended December 31, 2014

•	Financial Statements—Annuity Investors Life Insurance Company—Years Ended December 31, 2014, 2013 and 2012

If you would like a free paper copy of any document listed above, contact us.

Our Contact Information

Company Name:	Annuity Investors Life Insurance Company
Mailing Address:	P.O. Box 5423, Cincinnati OH 45201-5423
Service Center:	1.800.789.6771
Website:	www.gaig.com

Form and File Numbers

Our contract form numbers for The Commodore Majesty are P1805201NW, P1805301NW, P1809403NW and P1809503NW. Form numbers may vary by state. The SEC file number for The Commodore Majesty is 333-88302.

COMPANY ADDRESSES AND WEBSITE—Updated Information (May 2015)

The information below updates all references to our addresses and website in the 2010 Majesty Prospectus.

Our mailing address is P.O. Box 5423, Cincinnati OH 45202-5423. You should send Written Requests to this mailing address. You should also use this address if you want to contact us by mail because:

•	you have questions about your Contract or applicable state modifications; or

•	you want to obtain forms, Portfolio prospectuses or the Statement of Additional Information.

Our administrative office address is 301 East Fourth Street, Cincinnati OH 45202-4201. Our principal office address is 301 East Fourth Street, Cincinnati OH 45202-4201. Our website address is www.gaig.com.

PORTFOLIO INFORMATION ON COVER PAGE—Replacement Text (May 2015)

The updated information set out below replaces in its entirety the Portfolio information on the COVER PAGE of the 2010 Majesty Prospectus.

Current Portfolios

The Subaccounts (“Current Subaccounts”) that invest in the Portfolios set out in the list below (“Current Portfolios”) are currently available to Contract Owners.

American Century® Variable Portfolios, Inc.	Invesco Variable Insurance Funds (continued)
-Capital Appreciation Fund-Class I	-Mid Cap Core Equity Fund-Series II Shares
-Large Company Value Fund-Class II	-Mid Cap Growth Fund-Series II Shares
-Mid Cap Value Fund-Class II	-Small Cap Equity Fund-Series I Shares
-Ultra® Fund-Class II
Janus Aspen Series
Dreyfus Investment Portfolios	-Balanced Portfolio-Service Shares
-Technology Growth Portfolio-Initial Shares	-Enterprise Portfolio-Service Shares
-Janus Portfolio-Service Shares
The Dreyfus Socially Responsible Growth Fund, Inc. -Service Shares	-Overseas Portfolio-Service Shares

Dreyfus Stock Index Fund, Inc.-Service Shares	Morgan Stanley—The Universal Institutional Funds, Inc.
-Mid-Cap Growth Portfolio-Class I
Dreyfus Variable Investment Funds	-U.S. Real Estate Portfolio-Class I
-Appreciation Portfolio-Service Shares
-Money Market Portfolio	Neuberger Berman Advisers Management Trust
-Guardian Portfolio-Class S
Franklin Templeton Variable Insurance Products Trust	-Small-Cap Growth Portfolio-Class S
-Templeton Foreign VIP Fund-Class 2
Oppenheimer Variable Account Funds
ALPS Variable Investment Trust	-Capital Appreciation/VA Fund-Service Shares
-Ibbotson Balanced ETF Asset Allocation Portfolio-Class II	-Global Fund/VA-Service Shares
-Ibbotson Conservative ETF Asset Allocation Portfolio-Class II	-Main Street Fund®/VA-Service Shares
-Ibbotson Growth ETF Asset Allocation Portfolio-Class II	-Main Street Small Cap Fund®/VA-Service Shares
-Ibbotson Income/Growth ETF Asset Allocation Portfolio-Class II
(We refer to these Portfolios as Ibbotson Portfolios in this Supplement.)	PIMCO Variable Insurance Trust
-High Yield Portfolio-Administrative Class
Invesco Variable Insurance Funds+	-Real Return Portfolio-Administrative Class
-American Value Fund-Series I Shares	-Total Return Portfolio-Administrative Class
-Comstock Fund-Series I Shares
-Core Equity Fund-Series I Shares	Wilshire Variable Insurance Trust
-Diversified Dividend Fund-Series I Shares	-2015 ETF Fund
-Global Health Care Fund-Series I Shares	-2025 ETF Fund
-Government Securities Fund-Series II Shares	-2035 ETF Fund
-Managed Volatility Fund-Series II Shares	(We refer to these Portfolios as Wilshire Portfolios in this
Supplement.)

+	The full legal name of Invesco Variable Insurance Funds is AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Closed Portfolios

Each Subaccount (“Closed Subaccounts”) that invests in a Portfolio listed below (“Closed Portfolio”) is available only to Contract Owners who held Accumulation Units in that Closed Subaccount on the cutoff date listed below. A Closed Subaccount will become unavailable to you once you no longer have money in that Closed Subaccount.

Closed Portfolios	Cutoff Date
Calamos® Advisors Trust: Growth and Income Portfolio	April 30, 2012
Davis Variable Account Fund, Inc.: Value Portfolio	April 30, 2015
Dreyfus Investments Portfolios: Midcap Stock Portfolio-Services Shares	April 30, 2010
Janus Aspen Series: Global Research Portfolio-Services Shares	November 30, 2004
Morgan Stanley-The Universal Institutional Funds, Inc.: Core Plus Fixed Income Portfolio-Class I	April 30, 2010
Oppenheimer Variable Account Funds: Conservative Balanced Fund-Service Shares*	April 30, 2009
Rydex Variable Trust: Guggenheim Long Short Equity Fund	April 30, 2015

*	Effective May 1, 2015, Oppenheimer Capital Income Fund/VA changed its name to Oppenheimer Conservative Balanced Fund/VA.

Ibbotson Portfolios

If your Contract Effective date is before June 1, 2009 and you have activated a guaranteed withdrawal benefit rider, you may only allocate funds to the Ibbotson Portfolios.

Portfolio Changes since May 1, 2010

The Current Portfolio and Closed Portfolio lists reflect name changes and acquisitions that have occurred since May 1, 2010 as described below. If the name of a Portfolio was changed, it is listed under its new name in the applicable list. If a Portfolio was acquired by another Portfolio, the acquired Portfolio is no longer included in either list. In addition, if a Subaccount was closed on or after May 1, 2010, the corresponding Portfolio is now included in the Closed Portfolio list.

American Century Variable Portfolios, Inc. Effective April 25, 2014, the American Century VP Vista SM Fund (the “Target Fund”) was acquired by the American Century VP Capital Appreciation Fund (the “Acquiring Fund”). Shareholders received the same class of shares of the Acquiring Fund for their shares of the Target Fund, and the Target Fund was liquidated and ceased operations.

Franklin Templeton Variable Insurance Products Trust Effective May 1, 2014, the Templeton Foreign Securities Fund changed its name to Templeton Foreign VIP Fund.

ALPS Variable Investment Trust Effective April 30, 2013, Financial Investors Variable Insurance Trust changed its name to ALPS Variable Investment Trust.

Invesco Variable Insurance Funds

•	On July 15, 2012, the Invesco Van Kampen V.I Mid Cap Value Fund (which was incorrectly listed as the Invesco Van Kampen V.I. U.S. Midcap Value Portfolio in the 2010 Majesty Prospectus) changed its name to the Invesco Van Kampen V.I. American Value Fund. Effective April 29, 2013, Invesco Van Kampen V.I. American Value Fund changed its name to Invesco V.I. American Value Fund.

•	On or about May 1, 2011, Invesco Van Kampen V.I. Value Portfolio (the “Target Fund”) was acquired by Invesco Van Kampen V.I. Comstock Fund (the “Acquiring Fund”). Shareholders received the same class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund was liquidated and ceased operations. Effective April 29, 2013, Invesco Van Kampen V.I. Comstock Fund changed its name to Invesco V.I. Comstock Fund.

•	On or about May 1, 2011 Invesco V.I. Financial Services Fund (the “Target Fund”) was acquired by the Invesco V.I. Dividend Growth Fund (the “Acquiring Fund”). Shareholders received the same class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund was liquidated and ceased operations. On April 30, 2012, the Invesco V.I. Dividend Growth Fund changed its name to the Invesco V.I. Diversified Dividend Fund.

•	Effective May 1, 2014, the Invesco V.I. Utilities Fund changed its name to Invesco V.I. Managed Volatility Fund.

•	On April 30, 2012, the Invesco V.I. Capital Development Fund (the “Target Fund”) was acquired by the Invesco Van Kampen V.I. Mid Cap Growth Fund (the “Acquiring Fund”). Shareholders received the same class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund was liquidated and ceased operations. Effective April 29, 2013, Invesco Van Kampen V.I. Mid Cap Growth Fund changed its name to Invesco V.I. Mid Cap Growth Fund.

Janus Aspen Series Effective May 1, 2013, Janus Aspen Worldwide Portfolio changed its name to Janus Aspen Global Research Portfolio.

Oppenheimer Variable Account Funds

•	Effective April 30, 2013, Oppenheimer Balanced Fund/VA changed its name to Oppenheimer Capital Income Fund/VA. Effective May 1, 2015, Oppenheimer Capital Income Fund/VA changed its name to Oppenheimer Conservative Balanced Fund/VA.

•	Effective April 30, 2013, Oppenheimer Global Securities Fund/VA changed its name to Oppenheimer Global Fund/VA.

•	Effective April 30, 2011, Oppenheimer Main Street Small Cap Fund/VA changed its name to Oppenheimer Main Street Small- & Mid-Cap Fund®/VA. Effective April 30, 2013, Oppenheimer Main Street Small- & Mid-Cap Fund®/VA changed its name to Oppenheimer Main Street Small Cap Fund®/VA.

Rydex Variable Trust On February 29, 2012, the Rydex VT U.S. Long Short Momentum Fund was acquired by Guggenheim Funds and changed its name to Guggenheim U.S. Long Short Momentum Fund. Effective October 30, 2013, the Guggenheim VT U.S. Long Short Momentum Fund changed its name to Guggenheim VT Long Short Equity Fund.

DEFINITIONS—Benefit Unit Value—Replacement Text (May 2012)

The definition below replaces in its entirety the Benefit Unit Value definition in the DEFINITIONS section of the 2010 Majesty Prospectus.

Benefit Unit Value. The value of a Benefit Unit at the end of a Valuation Period.

The initial Benefit Unit Value for a Subaccount will be set equal to the Accumulation Unit Value for that Subaccount at the end of the first Valuation Period in which a variable dollar benefit is established by the Company. Thereafter, the Benefit Unit Value for a Subaccount at the end of a Valuation Period is determined by multiplying the previous Benefit Unit Value by the Net Investment Factor for that Subaccount for the current Valuation Period, and multiplying the number again by a daily investment factor for each day in the Valuation Period. The daily investment factor reduces the previous Benefit Unit Value by the daily amount of the assumed interest rate, which is already incorporated in the calculation of variable dollar benefit payments.

DEFINITIONS—Good Order—Replacement (May 2015)

The definition below replaces in its entirety the Good Order definition in the DEFINITIONS section of the 2010 Majesty Prospectus.

Good Order. We cannot process information or a request until we have received your instructions in “Good Order” at our administrative office. We will consider information or a request to be in “Good Order” when we have actually received a Written Request, along with all the information and other legal documentation that we require to process the information or request. To be in “Good Order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to process the information or request.

We deem purchase payments, allocation instructions, transfer requests, withdrawal requests, surrender requests, other Written Requests, other information, and other instructions (“paperwork”) mailed to our post office box as received by us when the payment or the paperwork reaches our administrative office, which is located at 301 E. 4th Street, Cincinnati, Ohio 45202.

DEFINITIONS—Surrender Value—Additional Text (May 2012)

The definition below is added to the DEFINITONS section of the 2010 Majesty Prospectus.

Surrender Value. At any time, the Surrender Value is the Account Value as of the end of the applicable Valuation Period minus the CDSC that would apply upon a surrender; the outstanding balance of any loans; and any applicable premium tax or other taxes not previously deducted. On full surrender, the contract maintenance fee will also be deducted from the Surrender Value.

EXPENSE TABLES—Replacement Text (May 2015)

The information below replaces in its entirety the EXPENSE TABLES section of the 2010 Majesty Prospectus.

EXPENSE TABLES

These tables describe the fees and expenses that you will pay when you buy, hold or withdraw amounts from the Contract.

Table A: Contract Owner Transaction Expenses

(Replaces Table A in the 2010 Majesty Prospectus)

This table describes the fees and expenses that you will pay at the time that you buy the Contract, withdraw amounts from the Contract, surrender the Contract, transfer cash value between investment options or borrow money under the Contract. Premium taxes may also be deducted.

	Current	Maximum
Maximum Contingent Deferred Sales Charge (as to purchase payments only)(1)	7.00%	7.00%
Transfer Fee(2)	$25	$30
Annual Automatic Transfer Program Fee	None	$30
Annual Systematic Withdrawal Fee	None	$30
Loan Interest Spread(3)	3.00%	7.00%

(1)	The contingent deferred sales charge is calculated as a percentage of Purchase Payments withdrawn or surrendered. This charge applies to each Purchase Payment separately. The charge on each Purchase Payment decreases to zero after 7 years. We may waive the contingent deferred sales charge under certain circumstances. See the Charges and Deductions section of this prospectus for more information about the contingent deferred sales charge and the circumstances in which it may be waived.
(2)	The transfer fee currently applies to transfers in excess of 12 in any Contract Year.
(3)	Generally we require collateral in an amount equal to 110% of the outstanding loan balance. The loan interest spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your collateral. Because the maximum interest rate we charge on a loan is 8% and the minimum interest rate that we credit to collateral is 1%, the maximum loan interest spread is 7%.

Table B-1: Annual Expenses: Contract Only

(Replaces Table B in the 2010 Majesty Prospectus)

This table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. Separate Account annual expenses are shown as a percentage of average account value.

Annual Contract Maintenance Fee	$30
Separate Account Annual Expenses
Mortality and Expense Risk Charge	1.50%
Administration Charge	0.15%
Total Separate Account Annual Expenses	1.65%

If you surrender your Contract, we will apply the contract maintenance fee at that time.

Table B-2: Annual Expenses: Contract with Guaranteed Withdrawal Benefit Rider

(Replaces table on Page 2 of the 2010 GWB Rider Supplement)

This table describes the annual rider charge that you will pay periodically during the time that you own the Contract if you activate one of the guaranteed withdrawal benefit riders. The charge is deducted from your account value. The charge is a percentage of the rider benefit base amount.

Rider Charge for:	Current	Maximum
Guaranteed Lifetime Withdrawal Benefit Rider	0.55%	1.20%
Guaranteed Lifetime Withdrawal Benefit Rider with Spousal Continuation	0.70%	1.20%
Guaranteed Minimum Withdrawal Benefit Rider	0.40%	1.00%

We may change the rider charge rate at any time or times that you activate the rider after the rider issue date, you elect to reset the benefit base amount, or you take an excess withdrawal. The rider charge rate will never be more than the maximum rate set out in the table above.

Table C: Total Annual Portfolio Operating Expenses

(Replaces Table C in the 2010 Majesty Prospectus)

This table shows the minimum and maximum total operating expenses charged by the identified Portfolios that you may pay periodically during the time that you own the Contract. These expenses are deducted from Portfolio assets and include management fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and other expenses. More detail concerning each Portfolio’s fees and expenses is contained in that Portfolio’s prospectus.

		Current and Closed
	Current Portfolios	Portfolios Combined	Ibbotson Portfolios
Maximum Portfolio Operating Expenses	2.08%	2.15%	0.95%
Minimum Portfolio Operating Expenses	0.52%	0.52%	0.89%

The information about Portfolio expenses that we used to prepare this table was provided to us by the Portfolios. We have not independently verified the Portfolio expense information. The minimum and maximum expenses shown in the table are for the year ended December 31, 2014. Actual expenses of a Portfolio in future years may be higher or lower.

Current Portfolios: This column applies if you have allocated funds only to the Current Subaccounts. In this case, the maximum expenses are the expenses of the Neuberger Berman Small-Cap Growth Portfolio and the minimum expenses are the expenses of the Dreyfus Stock Index Fund.

Current and Closed Portfolios Combined: This column applies if you have allocated funds to both Current Subaccounts and Closed Subaccounts. In this case, the maximum expenses are the expenses of the Guggenheim Long Short Equity Fund and the minimum expenses are the expenses of the Dreyfus Stock Index Fund.

Ibbotson Portfolios: This column applies if your contract effective date is before June 1, 2009, and you activated a guarantee withdrawal benefit rider. In this case, the maximum expenses are the expenses of the Ibbotson Conservative ETF Asset Allocation Portfolio and the minimum expenses are the expenses of the Ibbotson Growth ETF Asset Allocation Portfolio.

Fund of Funds: The Ibbotson Portfolios and the Wilshire Portfolios are structured as “fund of funds” and invest in other investment companies (“Acquired Funds”). As a result, each Ibbotson Portfolio and each Wilshire Portfolio will likely incur higher expenses than a fund that invests directly in securities and you will effectively be paying a portion of the management fees and other expenses of the Acquired Funds.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contract Owner transaction expenses, the annual Contract expenses, and Portfolio fees and expenses. Your actual costs may be higher or lower than the costs shown in the examples.

By comparing the costs shown in the tables below for each example, you can see the impact of contingent deferred sales charges on your costs.

Example 1: Contract with Maximum Fund Operating Expenses—Current Portfolios Only

This example replaces Example 1 on Page 8 of the 2010 Majesty Prospectus.

•	You invest $10,000 in a Contract for the time periods indicated and your investment has a 5% annual return.

•	The annual contract maintenance fee ($30), the Separate Account annual expenses (1.65%), and the maximum Portfolio expenses (2.08%) are incurred.

	1 year	3 years	5 years	10 years
We assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:	$1,111	$1,706	$2,307	$5,349
We assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:	$411	$1,306	$2,307	$5,349

Example 2: Contract with Minimum Fund Operating Expenses—Current Portfolios Only

This example replaces Example 2 on Page 8 of the 2010 Majesty Prospectus

•	You invest $10,000 in a Contract for the time periods indicated and your investment has a 5% annual return.

•	The annual contract maintenance fee ($30), the Separate Account annual expenses (1.65%), and the minimum Portfolio expenses (0.52%) are incurred.

	1 year	3 years	5 years	10 years
We assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:	$954	$1,217	$1,462	$3,498
We assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:	$254	$817	$1,462	$3,498

Example 3: Contract with Maximum Fund Operating Expenses—Current and Closed Portfolios

This example applies only if you have allocated funds to a Closed Subaccount. It is a new example.

•	You invest $10,000 in a Contract for the time periods indicated and your investment has a 5% annual return.

•	The annual contract maintenance fee ($30), the Separate Account annual expenses (1.65%), and the maximum Portfolio expenses (2.15%) are incurred.

	1 year	3 years	5 years	10 years
We assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:	$1,118	$1,727	$2,343	$5,424
We assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:	$418	$1,327	$2,343	$5,424

Example 4: Contract with Minimum Fund Operating Expenses—Current and Closed Portfolios

This example applies only if you have allocated funds to a Closed Subaccount. It is a new example.

•	You invest $10,000 in a Contract for the time periods indicated and your investment has a 5% annual return.

•	The annual contract maintenance fee ($30), the Separate Account annual expenses (1.65%), and the minimum Portfolio expenses (0.52%) are incurred.

	1 year	3 years	5 years	10 years
We assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:	$954	$1,217	$1,462	$3,498
We assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:	$254	$817	$1,462	$3,498

Example 5: Contract with Optional Guaranteed Withdrawal Benefit Rider and Maximum Fund Operating Expenses—Ibbotson Portfolios

This example applies only if your Contract was issued before June 1, 2009 and you have activated one of the guaranteed withdrawal benefit riders. It replaces the example on page 4 of the 2010 GWB Rider Supplement.

•	You invest $10,000 in a Contract for the time periods indicated and your investment has a 5% annual return.

•	You activate the Guaranteed Lifetime Withdrawal Benefit Rider with Spousal Continuation when you purchase your Contact. The rollup rate for the rider is 5%. The maximum rider charge of 1.20% is incurred.

•	You allocate your purchase payment to the Ibbotson Conservative ETF Asset Allocation Portfolio for the period indicated, which is the Portfolio with the highest expenses (0.95%) among the underlying Portfolios in which the Designated Subaccounts invest.

•	The annual contract maintenance fee ($30) and the Separate Account annual expenses (1.65%) are incurred.

	1 year	3 years	5 years	10 years
We assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:	$1,118	$1,741	$2,393	$5,661
We assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:	$418	$1,341	$2,393	$5,661

FINANCIAL INFORMATION—Replacement Text (May 2015)

The paragraph below replaces in its entirety the FINANCIAL INFORMATION section of the 2010 Majesty Prospectus and the FINANCIAL INFORMATION section of the 2010 GWB Rider Supplement.

The financial statements of Annuity Investors Variable Account B for the year ended December 31, 2014, accompany this Supplement and are available at www.gaig.com/annuities/pages/variable-compliance-docs.aspx.

The financial statements of Annuity Investors Life Insurance Company for the years ended December 31, 2014, 2013 and 2012 are available at www.gaig.com/annuities/pages/variable-compliance-docs.aspx. If you would like a free paper copy of these financial statements, contact us.

PORTFOLIOS, SHARE CLASSES, ADVISORS AND PORTFOLIO INVESTMENT CATEGORIES—Replacement Text (May 2015)

The text below replaces in its entirety the PORTFOLIOS, SHARES CLASSES, ADVISORS AND PORTFOLIO INVESTMENT CATEGORIES sections of the 2010 Majesty Prospectus.

Current Portfolios, Share Classes, Advisors and Portfolio Investment Categories

PORTFOLIO	SHARE CLASS	ADVISOR	INVESTMENT CATEGORY
American Century Variable Portfolios, Inc.

Capital Appreciation Fund	Class I	American Century Investment Management	US equity mid cap: mid-cap growth

Large Company Value Fund	Class II	American Century Investment Management	US equity large cap value: large value

Mid Cap Value Fund	Class II	American Century Investment Management	US equity mid cap: mid-cap value

Ultra® Fund	Class II	American Century Investment Management	US equity large cap growth: large growth

Dreyfus Portfolios

Dreyfus Investment Portfolios Technology Growth Portfolio	Initial	The Dreyfus Corporation	Technology sector equity: technology

The Dreyfus Socially Responsible Growth Fund, Inc.	Service	The Dreyfus Corporation	US equity large cap blend: large blend

Dreyfus Stock Index Fund, Inc.	Service	The Dreyfus Corporation Index Manager: Mellon Capital Management (an affiliate of The Dreyfus Corporation)	US equity large cap blend: large blend

Dreyfus Variable Investment Fund Appreciation Portfolio	Service	The Dreyfus Corporation	US equity large cap blend: large blend

Dreyfus Variable Investment Fund Money Market Portfolio	N/A	The Dreyfus Corporation	US money market: money market- taxable

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign VIP Fund	Class 2	Templeton Investment Counsel	Global equity large cap: foreign large value

PORTFOLIO	SHARE CLASS	ADVISOR	INVESTMENT CATEGORY
ALPS Variable Investment Trust (Ibbotson)

Ibbotson Balanced ETF Asset Allocation Portfolio	n/a	ALPS Advisers, Inc. Sub-Advisor: Ibbotson Associates	Moderate allocation: moderate allocation

Ibbotson Conservative ETF Asset Allocation Portfolio	n/a	ALPS Advisers, Inc. Sub-Advisor: Ibbotson Associates	Cautious allocation: conservative allocation

Ibbotson Growth ETF Asset Allocation Portfolio	n/a	ALPS Advisers, Inc. Sub-Advisor: Ibbotson Associates	Aggressive allocation: aggressive allocation

Ibbotson Income and Growth ETF Asset Allocation Portfolio	n/a	ALPS Advisers, Inc. Sub-Advisor: Ibbotson Associates	Cautious allocation: conservative allocation

Invesco Variable Insurance Funds

Invesco V.I. American Value Fund	Series I	Invesco Advisors	US equity mid cap: mid-cap value

Invesco V.I. Comstock Fund	Series I	Invesco Advisors	US equity large cap value: large value

Invesco V.I. Core Equity Fund	Series I	Invesco Advisors	US equity large cap blend: large blend

Invesco V.I. Diversified Dividend Fund	Series I	Invesco Advisors	US equity large cap value: large value

Invesco V.I. Global Health Fund	Series I	Invesco Advisors	Healthcare sector equity: health

Invesco V.I. Government Securities Fund	Series II	Invesco Advisors	US fixed income: intermediate

government

Invesco V.I. Managed Volatility Fund	Series II	Invesco Advisors	Aggressive allocation: aggressive

allocation

Invesco V.I. Mid Cap Core Equity Fund	Series II	Invesco Advisors	US equity mid cap: mid-cap blend

Invesco V.I. Mid Cap Growth Fund	Series II	Invesco Advisors	US equity mid cap: mid-cap growth

Invesco V.I. Small Cap Equity Fund	Series I	Invesco Advisors	US equity small cap: small blend

Janus Aspen Series

Balanced Portfolio	Service	Janus Capital Management	Moderate allocation: moderate allocation

Enterprise Portfolio	Service	Janus Capital Management	US equity mid cap: mid-cap growth

Janus Portfolio	Service	Janus Capital Management	US equity large cap growth: large growth

Overseas Portfolio	Service	Janus Capital Management	Global equity large cap: foreign large

blend

Morgan Stanley—The Universal Institutional Funds, Inc.

Mid Cap Growth Portfolio	Class I	Morgan Stanley Investment Management	US equity mid cap: mid-cap growth

U.S. Real Estate Portfolio	Class I	Morgan Stanley Investment Management	Real estate sector equity: real estate

Neuberger Berman Advisors Management Trust

Guardian Portfolio	Class S	Neuberger Berman Management	US equity large cap growth: large growth

Small-Cap Growth Portfolio	Class S	Neuberger Berman Management	US equity small cap: small growth

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA	Service	OppenheimerFunds	US equity large cap growth: large growth

Global Fund/VA	Service	OppenheimerFunds	Global equity: world stock

Main Street Fund®/VA	Service	OppenheimerFunds	US equity large cap blend: large blend

Main Street Small Cap Fund®/VA	Service	OppenheimerFunds	US equity small cap: small blend

PIMCO Variable Insurance Trust

High Yield Portfolio	Administrative	Pacific Investment Management	High yield fixed income: high yield bond

Real Return Portfolio	Administrative	Pacific Investment Management	Inflation linked: inflation-protected bond

Total Return Portfolio	Administrative	Pacific Investment Management	US fixed income: intermediate-term bond

Wilshire Variable Insurance Trust

2015 ETF Fund	n/a	Wilshire Associates	Target date 2000-2020: target date 2011-2015

2025 ETF Fund	n/a	Wilshire Associates	Target date 2021-2045: target date 2021-2025

2035 ETF Fund	n/a	Wilshire Associates	Target date 2021-2045: target date 2031-2035

Each Ibbotson Portfolio and each Wilshire Portfolio listed in the table above is structured as a “fund of funds”. A “fund of funds” attempts to achieve its investment objective by investing in other investment companies (each, an “Acquired Fund”), which in turn invests directly in securities. Each Ibbotson Portfolio and each Wilshire Portfolio indirectly incurs a proportionate share of the expenses of each Acquired Fund in which it invests. As a result of this fund of funds structure, the Ibbotson Portfolios and the Wilshire Portfolios will likely incur higher expenses than funds that invest directly in securities.

If, pursuant to SEC rules, the Dreyfus Money Market Portfolio (the “MM Portfolio) suspends payment of redemption proceeds in connection with a liquidation of the MM Portfolio, we will delay any transaction involving a transfer or payment from the corresponding Subaccount until the MM Portfolio is liquidated. If you have allocated funds to the MM Portfolio at the time of any such suspension, the delay may impact transfers to another Subaccount, or payments in connection with a surrender of your Contract, withdrawal requests, loan requests, annuity benefit payments or the death benefit.

Closed Portfolios, Share Classes, Advisors and Portfolio Investment Categories

PORTFOLIO	SHARE CLASS	ADVISOR	INVESTMENT CATEGORY
Calamos Advisors Trust	N/A	Calamos Advisors	Moderate allocation: moderate
Growth and Income Portfolio			allocation

Davis Variable Account Fund	N/A	Davis Selected Advisors	US equity large cap blend: large
Value Portfolio		Sub-Advisor: Davis Selected	blend
Advisers-NY

Dreyfus Investment Portfolios	Service	The Dreyfus Corporation	US equity mid cap: mid-cap blend
MidCap Stock Portfolio

Janus Aspen Series	Service	Janus	Global Equity: world stock
Global Research Portfolio

Morgan Stanley The Universal Institutional Funds (UIF)	Class I	Morgan Stanley Investment Management	US fixed income: intermediate term bond
Core Plus Fixed Income Portfolio

Oppenheimer Variable Account Funds Conservative Balanced Fund/VA	Service	OppenheimerFunds	Cautious allocation: conservative allocation

Rydex Variable Trust	N/A	Rydex Investments	Long/short equity: long/short
Guggenheim Long Short Equity Fund			equity

-Effective April 30, 2015, Oppenheimer Capital Income Fund/VA changed its name to Oppenheimer Conservative Balanced Fund/VA.

THE FIXED ACCOUNTS—Fixed Accumulation Account—Replacement Text (May 2012)

The paragraph below replaces in its entirety the THE FIXED ACCOUNTS—Fixed Accumulation Account section of the 2010 Majesty Prospectus.

Fixed Accumulation Account

Amounts allocated to the Fixed Accumulation Account generally will receive a stated rate of interest equal to or greater than the minimum required under the law of the state when and where the Contract is issued. We may from time to time pay a higher current interest rate for the Fixed Accumulation Account.

CONTRACT LOANS—Replacement Text (May 2012)

The paragraphs below replace in their entirety paragraphs 1-3 in the CONTRACT LOANS section of the 2010 Majesty Prospectus.

If loans are available under a Contract, loan provisions are described in the loan endorsement to the Contract. We may make loans to Owners of a Contract that is issued with a tax sheltered annuity endorsement, as allowed under tax law.

Loan Costs. If loans are available under your Contract and you borrow money under the loan provisions, we will charge interest on the loan. The maximum interest rate we charge is 8%. Any such loans will be secured with an interest in the Contract, and the collateral for the loan will be moved to the Fixed Accumulation Account option and earn a fixed rate of interest applicable to loan collateral, which will be equal to or greater than the minimum required under the laws of the state when and where the Contract is issued. Generally, we require the collateral amount to be 110% of the outstanding loan balance. The restrictions that otherwise apply to the Fixed Accumulation Account do not apply to transfers of collateral amounts to the Fixed Accumulation Account or to such amounts no longer required to collateralize the loan.

The difference between the interest rate we charge on a loan and the interest rate we credit to the collateral amount is called the “loan interest spread.”

•	Because the maximum interest rate we charge on a loan is 8% and the minimum interest rate we credit to the collateral amount in the Fixed Accumulation Account may be as low as 1%, the maximum loan interest spread is 7%.

•	Because we are currently charging 6% interest on loans and crediting 3% interest on collateral, the current “loan interest spread” is 3%.

Any unpaid interest will be added to the loan. As a result, it will be compounded and be part of the loan.

ANNUITY BENEFIT—Annuity Benefit—Replacement Text (May 2012)

The paragraph below replaces in its entirety paragraph 5 in the ANNUITY BENEFIT—Annuity Benefit section of the 2010 Majesty Prospectus.

If the Owner has not previously made an election as to the form of settlement option, the Company will contact the Owner to ascertain the form of settlement option to be paid. Available options include fixed dollar payments, variable dollar payments, or a combination of variable and fixed dollar payments. If the Owner does not select a settlement option, the Company will apply the Account Value to payments for the life of the Annuitant with 10 years of payments assured, as described in the Settlement Options section of this prospectus. For Contracts issued after May 1, 2004, in states where the Company has received regulatory approval, these payments will be a combination of variable and fixed dollar payments. For all other Contracts, these payments will be fixed dollar payments.

DEATH BENEFIT—Payment of Benefits—Replacement Text (May 2012)

The paragraphs below replace in their entirety paragraphs 2-5 in the DEATH BENEFIT—Payment of Benefits section of the 2010 Majesty Prospectus.

Lump Sum Payments of Death Benefits Prior to January 1, 2012

Prior to January 1, 2012, if the Beneficiary was an individual and the lump sum payment option was selected, we may have paid the Death Benefit by establishing an interest-bearing draft account for the Beneficiary in the amount of the Death Benefit. This account was called the Great American Benefit Choice Account. We sent the Beneficiary a personalized “checkbook” for this account. If the Beneficiary has not closed this account, then the Beneficiary may still withdraw all or part of the money in this account at any time by writing a draft against the account. The servicing bank will process the draft by drawing funds from our general account.

The Great American Benefit Choice Account earns interest, which is compounded daily and credited monthly. We set the interest rate for this account. We review the rate periodically and we may change it at any time. We may make a profit on the money held in this account. The Great American Benefit Choice Account is part of our general account. It is not a bank account, and it is not insured by the FDIC, NCUSIF, or any government agency. As part of our general account, it is subject to the claims of our creditors.

SETTLEMENT OPTIONS—Settlement Options—Replacement Text (May 2012)

The paragraph below replaces in its entirety paragraph 2 in the SETTLEMENT OPTIONS—Settlement Options section of the 2010 Majesty Prospectus.

The Company may modify minimum amounts, payment intervals and other terms and conditions at any time without prior notice to Owners. If the Company changes the minimum amounts, the Company may change any current or future payment amounts and/or payment intervals to conform with the changes. More than one settlement option may be elected if the requirements for each settlement option elected are satisfied. Once payment begins under a settlement option that is contingent on the life of a specified person or persons, the settlement option may not be changed. Commuted values, if available, may be taken no sooner than 5 years after the beginning of the applicable Benefit Payment Period. Commuted values are not available for any option based on life expectancy or for the Income for a Fixed Period, Not to Exceed Life Expectancy Option (Option D).

The paragraphs below replace in their entirety paragraphs 9 and 10 in the SETTLEMENT OPTIONS—Settlement Options section of the 2010 Majesty Prospectus.

For Contracts issued after May 1, 2004, in states where the Company has received regulatory approval, the Company generally guarantees minimum benefit payment factors based on annuity 2000 mortality tables for blended lives (60% female/40% male) with interest at 1% per year, compounded annually.

For all other Contracts, the Company uses applicable 1983 annuity mortality tables with interest at 2% per year, compounded annually. For nonqualified Contracts, these guarantees are based on the sex of the Annuitant. For qualified Contracts, these guarantees are based on blended lives (60% female/40% male).

The minimum monthly payments per $1,000 of value for the Company’s standard settlement options are set forth in tables in the

Contracts. Upon request, the Company will provide information about minimum monthly payments for ages or fixed periods not shown in the settlement option tables.

SETTLEMENT OPTIONS—Forms of Benefit Payments under Settlement Options—Replacement Text (May 2012)

The text below replaces in their entirety paragraphs 3 and 4 (Fixed Dollar Payments) and paragraphs 5 through 11 (Variable Dollar Payments) in the SETTLEMENT OPTIONS—Form of Benefit Payments under Settlement Options section of the 2010 Majesty Prospectus.

Fixed Dollar Payments. Fixed dollar benefit payments are determined by multiplying the amount applied to the fixed dollar benefit (expressed in thousands of dollars and after deduction of any fees and charges, loans, or applicable premium taxes) by the amount of the payment per $1,000 of value that the Company is currently paying for settlement options of that type. The amount of the payment per $1,000 of value will never be less than the guaranteed minimum amount. Fixed dollar benefit payments will remain level for the duration of the Benefit Payment Period.

Variable Dollar Payments. The variable dollar base benefit payment is the amount it would be if it were a fixed dollar benefit payment calculated at the Company’s minimum guaranteed settlement option factors.

The amount of each variable dollar benefit payment will reflect the investment performance of the Subaccount(s) selected and may vary from payment to payment. For example, because the base benefit payment includes a fixed rate of interest, benefit payments will be less than the base payment if the net investment performance of the applicable Subaccount(s) is less than the fixed rate of interest. Benefit payments will be more than the base payment if the net investment performance of the applicable Subaccount(s) is more than the fixed rate of interest.

The amount of each payment is the sum of the payment due for each Subaccount selected. The payment due for a Subaccount equals the shares for that Subaccount, which are the Benefit Units, times their value, which is generally the Benefit Unit Value for that Subaccount as of the end of the fifth Valuation Period preceding the due date of the payment.

Each variable dollar benefit payment is reduced by a pro rata portion of the contract maintenance fee. This reduction is equal to the amount of the fee divided by the number of benefit payments to be made over a 12-month period.

The number of Benefit Units for each Subaccount selected is determined by allocating the amount of the variable dollar base benefit payment among the Subaccount(s) selected in the percentages indicated by the Owner (or Payee). The dollar amount allocated to a Subaccount is divided by the Benefit Unit Value for that Subaccount as of the first day of the Benefit Payment Period. The result is the number of Benefit Units that the Company will pay for that Subaccount at each payment interval. The number of Benefit Units for each Subaccount remains fixed during the Benefit Payment Period, except as a result of any transfers among Subaccounts or as provided under the settlement option elected. An explanation of how Benefit Unit Values are calculated is included in the Statement of Additional Information.

THE CONTRACTS—Same-Gender Married Couples, Civil Union Partners, and Domestic Partners—Replacement Text (May 2014)

The text below replaces in its entirety the corresponding paragraph in THE CONTRACT—Persons with Rights Under a Contract section of the 2010 Majesty Prospectus.

Same-Gender Married Couples, Civil Union Partners, and Domestic Partners. Federal tax law now recognizes a marriage of same-gender individuals if the marriage was validly entered into in a state or foreign jurisdiction that authorizes it, regardless of whether recognized by the law of their state of residence. Therefore, the rights to become successor owner and the favorable tax treatment provided by federal tax law to a surviving spouse are available to the surviving spouse of a same-gender marriage. However, the rights to become successor owner are only available to a civil union partner/domestic partner in applicable states, and the favorable tax treatment provided by federal tax law to a surviving spouse is NOT available to a surviving civil union partner/domestic partner. For information about federal tax laws, please consult a tax advisor.

THE CONTRACTS—Abandoned Property and Escheatment—Additional Text (May 2015)

The text below is added to the CONTRACTS section of the 2010 Majesty Prospectus.

Abandoned Property and Escheatment

Every state has unclaimed property laws. These laws generally declare annuity contracts to be abandoned after a period of inactivity of three to five years (1) from the contract’s maturity date; or (2) from the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the beneficiary does not come forward to claim the death benefit in a timely manner, we will escheat it.

If we escheat death benefit, maturity payments, or other contract proceeds, we will pay them to the abandoned property division or unclaimed property office of the applicable state. (Escheatment is the formal, legal name for this process.) Depending on the circumstances, the proceeds are paid (1) to the state where the beneficiary last resided, as shown on our books and records; (2) to the state where the Contract Owner last resided, as shown on our books and records; or (3) to Ohio, which is our state of domicile. However, the state will hold the proceeds without interest until a valid claim is made by the beneficiary, the Contract Owner, or other person entitled to the proceeds.

To prevent escheatment of the death benefit or other proceeds from your annuity, it is important:

•	to update your contact information, such as your address, phone number and email address, if and as it changes; and

•	to update your Beneficiary and other designations, including complete names, complete addresses, phone numbers, and social security numbers, if and as they change.

Please contact us at P.O. Box 5423, Cincinnati, OH 45201-5423, or call us at 1-800-789-6771, to make such changes.

State unclaimed property laws do not apply to annuity contracts that are held under an employer retirement plan that is subject to the Employee Retirement Income Security Act of 1974 (ERISA).

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS—Replacement Text (May 2012)

The paragraphs below replace in their entirety paragraphs 1-3 in the DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS section of the 2010 Majesty Prospectus.

Great American Advisors®, Inc. (“GAA”) is the principal underwriter of the Contracts. Its principal business address is 301 East Fourth Street, Cincinnati, Ohio 45202. GAA is an indirect wholly-owned subsidiary of American Financial Group, Inc. and an affiliate of the Company.

The Contracts are sold by insurance agents who are also registered representatives of broker-dealers that have entered into selling agreements with GAA. Broker-dealers are registered under the Securities Exchange Act of 1934, and are members of the Financial Industry Regulatory Authority. All registered representatives who sell the Contracts are appointed by the Company as insurance agents and are authorized under applicable state insurance regulations to sell variable annuity contracts.

The Company pays commissions to GAA for promotion and sale of the Contracts. GAA pays commissions to other broker-dealers for sales made through their registered representatives and these other broker-dealers pay their registered representatives from their own funds. Commissions paid by the Company are calculated as a percentage of the purchase payments received for a Contract. The maximum percentage is 8.5% of the purchase payments received from a Contract. Commissions paid by the Company may also be calculated as a percentage of the Contract value (sometimes called a trail commission). Trail commissions are not expected to exceed 1% of the Contract value on an annual basis.

FEDERAL TAX MATTERS—Replacement Text (May 2015)

The text below replaces in its entirety the FEDERAL TAX MATTERS section of the 2010 Majesty Prospectus.

This section provides a general description of federal income tax considerations relating to the Contracts. The purchase, holding and transfer of a Contract may have federal estate and gift tax consequences in addition to income tax consequences. Estate and gift taxation is not discussed in this prospectus or in the Statement of Additional Information. State taxation will vary depending on the state in which you reside, and is not discussed in this prospectus or in the Statement of Additional Information. The tax information provided in the prospectus is not intended or written to be used as legal or tax advice. It is written solely to provide general information related to the sale and holding of the Contracts. A taxpayer cannot use it for the purpose of avoiding penalties that may be imposed under the tax laws. You should seek advice on legal or tax questions based on your particular circumstances from an attorney or tax advisor who is not affiliated with the Company.

Tax Deferral on Annuities

Internal Revenue Code (“IRC”) Section 72 governs taxation of annuities in general. The income earned on a Contract is generally not included in income until it is withdrawn from the Contract. In other words, a Contract is a tax-deferred investment. The Contracts must meet certain requirements in order to qualify for tax-deferred treatment under IRC Section 72. These requirements are discussed in the Statement of Additional Information. In addition, tax deferral is not available for a Contract when an Owner is not a natural person unless the Contract is part of a tax-qualified retirement plan or the Owner is a mere agent for a natural person. For a nonqualified deferred compensation plan, this rule means that the employer as Owner of the Contract will generally be taxed currently on any increase in the Surrender Value, although the plan itself may provide a tax deferral to the participating employee.

Tax-Qualified Retirement Plans

Annuities may also qualify for tax-deferred treatment, or serve as a funding vehicle, under tax-qualified retirement plans that are governed by other IRC provisions. These provisions include IRC Section 401 (pension, profit sharing, and 401(k) plans), IRC Section 403(b) (tax-sheltered annuities), IRC Sections 408 and 408A (individual retirement annuities), and IRC Section 457(b) (governmental deferred compensation plans). Tax-deferral is generally also available under these tax-qualified retirement plans through the use of a trust or custodial account without the use of an annuity.

The tax law rules governing tax-qualified retirement plans and the treatment of amounts held and distributed under such plans are complex. If the Contract is to be used in connection with a tax-qualified retirement plan, including an individual retirement annuity (“IRA”) under a Simplified Employee Pension (SEP) Plan, you should seek competent legal and tax advice regarding the suitability of the Contract for your particular situation.

Contributions to a tax-qualified Contract are typically made with pre-tax dollars, while contributions to other Contracts are typically made from after-tax dollars, though there are exceptions in either case. Tax-qualified Contracts may also be subject to restrictions on withdrawals that do not apply to other Contracts. These restrictions may be imposed to meet the requirements of the IRC or of an employer plan. Following is a brief description of the types of tax-qualified retirement plans for which the Contracts are available.

Individual Retirement Annuities. IRC Sections 219 and 408 permit certain individuals or their employers to contribute to an individual retirement arrangement known as an “Individual Retirement Annuity” or “IRA”. Under applicable limitations, an individual may claim a tax deduction for certain contributions to an IRA. Contributions made to an IRA for an employee under a Simplified Employee Pension (SEP) Plan or Savings Incentive Match Plan for Employees (SIMPLE) established by an employer are not includable in the gross income of the employee until distributed from the IRA. Distributions from an IRA are taxable to the extent that they represent contributions for which a tax deduction was claimed, contributions made under a SEP plan or SIMPLE, or income earned within the IRA.

Roth IRAs. IRC Section 408A permits certain individuals to contribute to a Roth IRA. Contributions to a Roth IRA are not tax deductible. Tax-free distributions of contributions may be made at any time. Distributions of earnings are tax-free following the five-year period beginning with the first year for which a Roth IRA contribution was made if the Owner has attained age 59 1⁄2, become disabled, or died, or for qualified first-time homebuyer expenses.

Tax-Sheltered Annuities. IRC 403(b) of the Code permits public schools and charitable, religious, educational, and scientific organizations described in IRC Section 501(c)(3) to establish “tax-sheltered annuity” or “TSA” plans for their employees. TSA contributions and earnings are generally not included in the gross income of the employee until distributed from the TSA. Amounts attributable to contributions made under a salary reduction agreement cannot be distributed until the employee attains age 59 1⁄2, severs employment, becomes disabled, incurs a hardship, is eligible for a qualified reservist distribution, or dies. The IRC and the plan may impose additional restrictions on distributions.

Pension, Profit–Sharing, and 401(k) Plans. IRC Section 401 permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish such plans for themselves and their employees. These plans may use annuity contracts to fund plan benefits. Generally, contributions are deductible to the employer in the year made, and contributions and earnings are generally not included in the gross income of the employee until distributed from the plan. The IRC and the plan may impose restrictions on distributions. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the Contract under the particular plan.

Governmental Eligible Deferred Compensation Plans. State and local government employers may purchase annuity contracts to fund eligible deferred compensation plans for their employees, as described in IRC Section 457(b). Contributions and earnings are generally not included in the gross income of the employee until the employee receives distributions from the plan. Amounts cannot be distributed until the employee attains age 70 1⁄2, severs employment, becomes disabled, incurs an unforeseeable emergency, or dies. The plan may impose additional restrictions on distributions.

Roth TSAs, Roth 401(k)s, and Roth 457(b)s. IRC Section 402A permits TSA plans, 401(k) plans, and governmental 457(b) plans to allow participating employees to designate some part or all of their future elective contributions as Roth contributions. Roth contributions to a TSA plan, 401(k) plan, or governmental 457(b) plan are included in the employee’s taxable income as earned. Amounts attributable to Roth TSA, Roth 401(k), or Roth 457(b) contributions must be held in a separate account from amounts attributable to traditional pre-tax TSA, 401(k), or 457(b) contributions. Distributions from a Roth TSA, Roth 401(k), or Roth 457(b) account are considered to come proportionally from contributions and earnings. Distributions attributable to Roth account contributions are tax-free. Distributions attributable to Roth account earnings are tax-free following the five-year period beginning with the first year for which Roth contributions are made to the plan if the employee has attained age 59 1⁄2, become disabled, or died. A Roth TSA, Roth 401(k), or Roth 457(b) account is subject to the same distribution restrictions that apply to amounts attributable to traditional pre-tax TSA, 401(k), or 457(b) contributions made under a salary reduction agreement. The plan may impose additional restrictions on distributions.

Nonqualified Deferred Compensation Plans

Employers may invest in annuity contracts in connection with unfunded deferred compensation plans for their employees. Such plans may include eligible deferred compensation plans of non-governmental tax-exempt employers, as described in IRC Section 457(b); deferred compensation plans of both governmental and nongovernmental tax-exempt employers that are taxed under IRC Section 457(f) and subject to Section 409A; and nonqualified deferred compensation plans of for-profit employers subject to Section 409A. In most cases, these plans are designed so that amounts credited under the plan will not be includable in the employees’ gross income until paid under the plan. In these situations, the annuity contracts are not plan assets and are subject to the claims of the employer’s general creditors. Whether or not made from the Contract, benefits payments are subject to restrictions imposed by the IRC and the plan.

Summary of Income Tax Rules

The following chart summarizes the basic income tax rules governing tax-qualified retirement plans, nonqualified deferred compensation plans, and other Contracts.

Nonqualified
	Tax-Qualified Contracts and Plans	Deferred Compensation Plans	Other Annuity Contracts
Plan Types	• IRC §408 (IRA, SEP, SIMPLE IRA)	• IRC §409A	IRC §72 only
	• IRC §408A (Roth IRA)	• Nongovernmental IRC §457(b)
	• IRC §403(b) (Tax-Sheltered Annuity)	• IRC §457(f)
• IRC §401 (Pension, Profit–Sharing, 401(k))
• Governmental IRC §457(b)
• IRC §402A (Roth TSA, Roth 401(k), or Roth 457(b))

Who May Purchase a Contract	Eligible employee, employer, or employer plan.	Employer on behalf of eligible employee. Employer generally loses tax-deferred status of Contract itself.	Anyone. Non-natural person will generally lose tax-deferred status.

Contribution Limits	Contributions are limited by the Internal Revenue Code and the terms of the retirement plan		None

Distribution Restrictions	Distributions from plan may be restricted to meet requirements of the Internal Revenue Code and/or terms of the retirement plan.		None.

Taxation of Withdrawals, Surrenders, and Lump Sum Death Benefit	Generally, 100% of distributions must be included in taxable income. However, the portion that represents an after-tax contributions or other post-tax amounts is not taxable. Distributions from Roth IRA are deemed to come first from after-tax contributions. Distributions from other plans are generally deemed to come from after-tax contributions and other post-tax amounts on a pro-rata basis. Distributions from §408A Roth IRA or §402A Roth TSA, Roth 401(k), or Roth 457(b) are completely tax free if certain requirements are met.

Generally, distributions must be included in taxable income until all earnings are paid out. Thereafter, distributions are tax-free return of the “investment in the contract”.

However, distributions are tax-free until any contributions made before August 14, 1982 are returned.

Taxation of Annuitization Payments (annuity benefit or death benefit)	For fixed dollar benefit payments, a percentage of each payment is tax free equal to the ratio of any after-tax contributions, other post-tax amounts, or “investment in the contract” to the total expected payments, and the balance is included in taxable income. For variable dollar benefit payments, a specific dollar amount of each payment is tax free, as predetermined by a pro rata formula, rather than a percentage of each payment. In either case, once the after-tax contributions, post-tax amounts, or “investment in the contract” has been recovered, the full amount of each benefit payment is included in taxable income. Distributions from a Roth IRA, Roth TSA, Roth 401(k), or Roth 457(b) are completely tax free if certain requirements are met.

Possible Penalty Taxes for Distributions Before Age 59 1⁄2	Taxable portion of payments made before age 59 1⁄2 may be subject to 10% penalty tax (or 25% for a SIMPLE IRA during the first two years of participation). Penalty taxes do not apply to payments after the participant’s death, or to §457 plans. Other exceptions may apply.	No penalty taxes apply.	Taxable portion of payments made before age 59 1⁄2 may be subject to a 10% penalty tax. Penalty taxes do not apply to payments after the Owner’s death. Other exceptions may apply.

Assignment/ Transfer of Contract	Assignment and transfer of Ownership generally not permitted.		Generally, deferred earnings taxable to transferor upon transfer or assignment. Gift tax consequences are not discussed herein.

Federal Income Tax Withholding	Eligible rollover distributions from §401, §403(b), and governmental §457(b) plans are subject to 20% mandatory withholding on taxable portion unless direct rollover. For other payments, Payee may generally elect to have taxes withheld or not.	Generally subject to wage withholding.	Generally, Payee may elect to have taxes withheld or not.

Rollovers, Transfers, and Exchanges

Amounts from a tax-qualified Contract may be rolled over, transferred, or exchanged into another tax-qualified account or retirement plan as permitted by the Internal Revenue Code and the terms of the retirement plan(s). Amounts may be rolled over, transferred, or exchanged into a tax-qualified Contract from another tax-qualified account or retirement plan as permitted by the Internal Revenue Code and the terms of the retirement plan(s). In most cases, such a rollover, transfer, or exchange is not taxable, unless the rollover of pre-tax amounts is made into a Roth IRA, a Roth TSA, Roth 401(k), or Roth 457(b). Rollovers, transfers, and exchanges are not subject to normal contribution limits. The Internal Revenue Code or the terms of a retirement plan may require that rollovers be held in a separate Contract from other plan funds.

Amounts from a non-tax-qualified Contract may be exchanged for another non-tax-qualified annuity contract on a tax-free basis as permitted by the Internal Revenue Code. Amounts may be exchanged into a non-tax-qualified Contract from a life insurance policy, an endowment contract, or another non-tax-qualified annuity contract on a tax-free basis as permitted by the Internal Revenue Code.

Required Distributions

The Contracts are subject to the required distribution rules of federal tax law. These rules vary based on the tax qualification of the Contract or the plan under which it is issued.

For a tax-qualified Contract other than a Roth IRA, required minimum distributions must generally begin by April 1 following attainment of age 70 1/2. However, for a 403(b) Tax-Sheltered Annuity Plan, a 401 Pension, Profit-Sharing, or 401(k) Plan, or a 457(b) Governmental Deferred Compensation Plan, a participant who is not a 5% owner of the employer may delay required minimum distributions until April 1 following the year in which the participant retires from that employer. The required minimum distributions during life are calculated based on standard life expectancy tables adopted under federal tax law.

For a Roth IRA or for a Contract that is not tax-qualified, there are no required distributions during life.

All Contracts are generally subject to required distributions after death. Generally, if payments have begun under a settlement option during life or if the required beginning date for distributions from a tax-qualified Contract had been reached, then after death any remaining payments must be made at least as rapidly as those made or required before death. Otherwise, the death benefit must be paid out in full within five years after death, or must be paid out in substantially equal payments beginning within one year of death over a period not exceeding the life expectancy of the designated beneficiary. For a traditional IRA, a Roth IRA, or a Contract that is not tax-qualified, a beneficiary who is a surviving spouse (as defined by federal tax law) may elect out of these requirements, and apply the required distribution rules as if the Contract were his or her own.

APPENDIX A: CONDENSED FINANCIAL INFORMATION—Replacement Text (May 2015)

The paragraph below replaces in its entirety APPENDIX A: CONDENSED FINANCIAL INFORMATION in the 2010 Majesty Prospectus.

Accumulation Unit information (number of Accumulation Units outstanding and Accumulation Unit Values) for each Subaccount at December 31, 2014 is included in the financial statements of Annuity Investors Variable Account C. The beginning Accumulation Value for the Dreyfus VIF Money Market Portfolio Subaccount was 1.000000 at its inception date. The beginning Accumulation Unit Value for each other Subaccount was 10.000000 at its inception date.

DELETED SUPPLEMENTS—Deletions (May 2015)

The following supplements to the 2010 Majesty Prospectus are deleted in their entirety.

Supplemental Prospectus—Closed Subaccounts Dated May 1, 2010

Information about Closed Subaccounts is included in this Supplement and replaces in its entirety the Supplemental Prospectus—Closed Subaccounts dated May 1, 2010.

Supplement Dated January 1, 2011 to 2010 Majesty Prospectus—Florida Residents: Purchase Payment Allocation Restrictions

The allocation restrictions no longer apply.

Annual Supplement Dated May 1, 2011

The text in this Supplement replaces in its entirety the text in the 2011 Annual Supplement.

Annual Supplement Dated May 1, 2012 to 2010 Majesty Prospectus, Supplemental Prospectus—Closed Subaccounts Dated May 1, 2012, and Supplement Dated May 1, 2012 to 2010 GWB Rider Supplement

The text in this Supplement replaces in its entirety the text in the 2012 Annual Supplement, the 2012 Closed Subaccounts Supplemental Prospectus, and the 2012 Supplement to the 2010 GWB Rider Supplement.

Supplement Dated May 18, 2012 to 2010 Majesty Prospectus—Revised 2012 Examples

Examples in this Supplement replace in their entirety the corresponding revised 2012 examples in the Supplement dated May 18, 2012.

Supplement Dated June 25, 2012 to 2010 GWB Rider Supplement—Revised 2012 Examples

Examples in this Supplement replace in their entirety the corresponding revised 2012 examples in the Supplement dated June 25, 2012.

Annual Supplement Dated May 1, 2013 to 2010 Majesty Prospectus, Supplemental Prospectus—Closed Subaccounts Dated May 1, 2013, and Supplement Dated May 1, 2013 to 2010 GWB Rider Supplement

The text in this Supplement replaces in its entirety the text in the 2013 Annual Supplement, the 2013 Closed Subaccounts Supplemental Prospectus, and the 2013 Supplement to the 2010 GWB Rider Supplement.

Annual Supplement Dated May 1, 2014 to 2010 Majesty Prospectus, Supplemental Prospectus—Closed Subaccounts Dated May 1, 2014, and Supplement Dated May 1, 2014 to 2010 GWB Rider Supplement

The text in this Supplement replaces in its entirety the text in the 2014 Annual Supplement, the 2014 Closed Subaccounts Supplemental Prospectus, and the 2014 Supplement to the 2010 GWB Rider Supplement.

ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT C

The Commodore Helmsman®

The Commodore Majesty®

Individual Flexible Premium Deferred Variable Annuities

Supplement Dated May 1, 2015 to Statement of Additional Information Dated May 1, 2010

The information in this Supplement updates and otherwise supplements the Statement of Additional Information for The Commodore Helmsman and The Commodore Majesty dated May 1, 2010 (“2010 SAI”). Please read this Supplement carefully and keep it for future reference. Unless otherwise indicated, terms used in this Supplement have the same meaning as in the 2010 SAI.

The Statement of Additional Information of The Commodore Helmsman and The Commodore Majesty currently includes the documents listed below.

•	2010 SAI

•	Supplement dated May 1, 2015 to the 2010 SAI

How to Get Copies of Compliance Documents and Financial Statements

You can access the documents listed below by visiting our website at www.gaig.com/annuities/pages/variable-compliance-docs.aspx.

•	The Commodore Helmsman Prospectus Dated May 1, 2010

•	The Commodore Majesty Prospectus Dated May 1, 2010

•	Supplement Dated May 1, 2015 to The Commodore Helmsman Prospectus Dated May 1, 2010

•	Supplement Dated May 1, 2015 to The Commodore Majesty Prospectus Dated May 1, 2010

•	Statement of Additional Information Dated May 1, 2010 of The Commodore Helmsman and The Commodore Majesty

•	Supplement Dated May 1, 2015 to Statement of Additional Information Dated May 1, 2010 of The Commodore Helmsman and The Commodore Majesty

•	Financial Statements—Annuity Investors Variable Account C—Year Ended December 31, 2014

•	Financial Statements—Annuity Investors Life Insurance Company—Years Ended December 31, 2014, 2013 and 2012

If you would like a free paper copy of any document listed above, contact us.

Our Contact Information

Company Name:	Annuity Investors Life Insurance Company
Mailing Address:	P.O. Box 5423, Cincinnati OH 45201-5423
Service Center:	1.800.789.6771
Website:	www.gaig.com

Form and File Numbers

Our contract form numbers for Commodore Helmsman are P1805001NW, P1805101NW, P1809203NW and P1809303NW. Form numbers may vary by state. The SEC file number for The Commodore Helmsman is 333-88300.

Our contract form numbers for Commodore Majesty are P1805201NW, P1805301NW, P1809403NW and P1809503NW. Form numbers may vary by state. The SEC file number for The Commodore Majesty is 333-88302.

COMPANY ADDRESSES AND WEBSITE—Updated Information (May 2015)

The information below updates all references to our addresses and website in the 2010 SAI.

Our mailing address is P.O. Box 5423, Cincinnati OH 45202-5423. You should send Written Requests to this mailing address. You should also use this address if you want to contact us by mail because:

•	you have questions about your Contract or applicable state modifications; or

•	you want to obtain forms, Portfolio prospectuses or the Statement of Additional Information.

Our administrative office address is 301 East Fourth Street, Cincinnati OH 45202-4201. For purposes of processing Purchase Payments, allocation instructions, transfers, withdrawals, surrenders and other requests, the Company receives a request when it is received at our administrative office.

Our principal office address is 301 East Fourth Street, Cincinnati OH 45202-4201.

Our website address is www.gaig.com.

PORTFOLIOS—Revenue We Receive from the Portfolios and/or Their Service Providers—Replacement Text (May 2014)

The paragraphs in the PORTFOLIOS—Revenue We Receive from the Portfolio and/or Their Service Providers section of the 2010 SAI are replaced in their entirety with the paragraphs in the DISTRIBUTION OF THE CONTRACTS—Payments from the Portfolios and/or Their Service Providers section set out below.

SERVICES—Experts—Replacement Text (May 2015)

The paragraph below replaces in its entirety the paragraph in the SERVICES—Experts section of the 2010 SAI.

Experts

The financial statements of the Separate Account at December 31, 2014 for the periods indicated in the financial statements, and of the Company at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, appearing in this Statement of Additional Information and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202.

DISTRIBUTION OF THE CONTRACTS—Replacement Text (May 2015)

The text below replaces in its entirety the DISTRIBUTION THE CONTRACTS section of the 2010 SAI.

DISTRIBUTION OF THE CONTRACT

The offering of the Contract to new purchasers has been suspended. Existing Contract or Certificate owners may make additional purchase payments, however. Although we do not anticipate any further offering of the Contract, we reserve the right to resume offering the Contract.

Underwriting Commissions Paid to GAA

Great American Advisors®, Inc. (“GAA”) is the principal underwriter for all variable annuity contracts issued by Variable Account A, Variable Account B and Variable Account C of Annuity Investors Life Insurance Company (the “AILIC VA Products”). The chart below sets out the approximate aggregate dollar amount of underwriting commissions paid to, and the amount retained by, GAA for each of the last three fiscal years. Commission information is shown in the aggregate for all AILIC VA Products.

	2014	2013	2012
Commissions paid	$4.5 million	$4.7 million	$5.8 million
Commissions retained	$0.00	$691	$16,172

GAA Expenses Paid by the Company

Great American Financial Resources, Inc., an affiliate of the Company, pays for some of GAA’s operating and other expenses, including overhead, legal, and accounting fees. The Company may pay for certain sales expenses of GAA, such as marketing materials and advertising expenses, and certain other expenses of distributing the Contracts.

Additional Compensation Paid to Selected Selling Firms

To the extent permitted by FINRA rules, the Company may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursements to some, but not all, selling firms. These arrangements are sometimes referred to as “revenue sharing” arrangements. In addition, the Company may pay certain selling firms additional cash amounts in the form of shelf space or preferred status fees in return for enhanced marketing services and increased access to the selling firm’s sales representatives. Payments for preferred status treatment of AILIC Contracts in the selling firm’s marketing programs are based on past or anticipated sales of AILIC Contracts and other criteria. In addition to revenue sharing payments and compensation for preferred status, such selling firms may receive separate compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring conferences and seminars, paying travel expenses incurred in connection with these events, sponsoring sales and advertising campaigns for AILIC Contracts, and/or other services they provide to the Company. To the extent permitted by law, the Company and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell AILIC Contracts. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.

In 2014, payments of up to $30,000 were made to the following selling firms in connection with conference sponsorships: CUSO Financial Services, LP; GWN Securities, Inc.; Lincoln Investment Planning, Inc.; and PlanMember Securities Corp.

Payments from the Portfolios and/or Their Service Providers

The Company and/or its affiliates may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisers, administrators and/or distributors) in connection with certain administrative, marketing and other services provided by the Company and/or its affiliates and related expenses incurred by the Company and/or its affiliates. For example, each business day, the Company aggregates all purchase, redemption, and transfer requests from Contract owners with respect to a Portfolio and submits one request to the applicable Portfolio. As a result, the Portfolio does not incur the expenses related to processing individual requests from Contract owners.

The Company and/or its affiliates generally receive three types of payments: Rule 12b-1 fees, support fees and other payments. The Company and its affiliates may use the proceeds from these payments for any corporate purpose, including payment of expenses related to promoting, issuing, distributing and administering the AILIC VA Products, marketing the underlying Portfolios, and administering the Separate Account. The Company and its affiliates may profit from these payments, which may be significant.

Rule 12b-1 Fees. The Company and/or GAA receive 12b-1 fees from the Portfolios that charge a 12b-1 fee. These fees are calculated as a percentage of the average daily net assets of the Portfolios attributable to the AILIC VA Products. These percentages currently range from 0.10% to 0.25%. The Company and/or GAA may receive all or a portion of a 12b-1 fee attributable to the AILIC VA Products. Payments made under a Portfolio’s Rule 12b-1 plan are generally deducted from the Portfolio’s assets.

Administrative, Marketing, Sub-Transfer and Support Service Fees (“Support Fees”). The Company and/or GAA may receive compensation from some of the service providers of the Portfolios for administrative and other services that the Company performs relating to separate account operations that might otherwise have been provided by the Portfolios. Generally, the amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the AILIC VA Products. These percentages currently range from 0.00% to 0.17%. Some service providers may pay more in Support Fees than others.

Other Payments. The Company and/or GAA also may directly or indirectly receive additional amounts or different percentages of assets from some of the service providers of the Portfolios with regard to the AILIC VA Products. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Owners of AILIC VA Products and participants in group AILIC VA Products, through their indirect investment in the Portfolios, bear a portion of the costs of these advisory fees. Certain investment advisers or their affiliates may provide the Company and/or GAA with wholesaling services to assist us in the distribution of the AILIC VA Products, may pay the Company and/or GAA amounts to participate in sales meetings, may reimburse sales costs, and may provide the Company and/or GAA with occasional gifts, meals, tickets or other compensation or reimbursement. The amounts may provide the investment adviser or other affiliates of the applicable Portfolio with increased access to the Company and GAA.

FINANCIAL STATEMENTS—Replacement Text (May 2015)

The text below replaces in its entirety the FINANCIAL STATEMENTS section of the 2010 SAI.

FINANCIAL STATEMENTS

The audited financial statements of the Separate Account at December 31, 2014 for the periods indicated in the financial statements, and the Company’s audited financial statements at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, are included herein. Our financial statements included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

DELETED SUPPLEMENTS—Deletions (May 2015)

The following supplements to the 2010 SAI are deleted in their entirety.

Annual Supplement Dated May 1, 2011—The text in this Supplement replaces in its entirety the text in the 2011 Annual Supplement.

Annual Supplement Dated May 1, 2012—The text in this Supplement replaces in its entirety the text in the 2012 Annual Supplement.

Annual Supplement Dated May 1, 2013—The text in this Supplement replaces in its entirety the text in the 2013 Annual Supplement.

Annual Supplement Dated May 1, 2014—The text in this Supplement replaces in its entirety the text in the 2014 Annual Supplement.